UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2011

This report on Form N-CSR relates solely to the Registrant's Fidelity Real Estate High Income Fund series (the "Fund").

Item 1. Reports to Stockholders

Fidelity®
Real Estate High Income
Fund

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets and cash flows as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $1,000,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	9.34%	1.18%	6.90%

$1,000,000 Over 10 Years

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital® U.S. CMBS ex AAA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Supported by the ongoing U.S. economic recovery, attractive yields, solid corporate balance sheets, low interest rates and continued healing in the real estate capital markets, high-yielding real estate securities performed moderately well for the 12-month period ending November 30, 2011, as evidenced by the 6.82% gain of the Barclays Capital® U.S. CMBS ex AAA Index. The market advanced strongly during the first half of the period, but lost some ground in the second half, as concern intensified about the sovereign debt crisis in Europe and the sustainability of the U.S. economic recovery. Demand for commercial mortgage-backed securities (CMBS) improved considerably compared with the prior year. The supply of new CMBS, while not nearly back to levels seen before the Great Recession, continued to grow. That said, market volatility and uncertainty about the global economic environment curbed the supply of new issues. While the default rate for CMBS, at around 9%, was high by historical standards and still rising, the pace of the increase in defaults slowed materially during the period. Commercial real estate - particularly higher-quality buildings in better markets - enjoyed firmer rents and occupancies, as well as lower capitalization rates.

Comments from Stephen Rosen, Lead Portfolio Manager of Fidelity® Real Estate High Income Fund: For the year, the fund returned 9.34%, solidly outpacing the Barclays Capital index. Most of the fund's outperformance came in the second half of the period, when market conditions were less favorable and our emphasis on seasoned, older-vintage bonds bolstered results. CMBS holding GMACC 1999-C2I K was our largest absolute contributor. The price of this low-rated bond rebounded strongly in the spring and summer, as a delinquency was cleared and interest payments resumed. Also lifting fund performance were positions in two tranches of a collateralized debt obligation (CDO) backed by CMBS and REIT bonds, AHR 2002-2A G and AHR 2002-2A F, both of which we sold. Another CDO contributor was CRSTD 2003-1A D, while in the CMBS category, LBUBS 2001-C7 M was also a standout. Conversely, CFSB 2002-CKP1 KZ fared poorly. This security suffered from a number of delinquencies, raising the possibility that the bond might suffer a principal loss. Also hampering performance were GSMS 2010-C1 E and WCRE 2006-1A A1A, the latter of which was part of a larger position consisting of a number of tranches. The loss here was relatively small but was magnified by the size of our stake. Lastly, CMAT 1999-C2, tranches G and H, recorded sizable losses. All of the detractors I've mentioned - except for WCRE 2006-1A A1A, a CDO - were CMBS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Actual	.81%	$ 1,000.00	$ 988.20	$ 4.04
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.01	$ 4.10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of November 30, 2011	As of May 31, 2011
AAA,AA,A 32.4%	AAA,AA,A 33.7%
BBB 19.7%	BBB 18.7%
BB 12.9%	BB 14.6%
B 9.7%	B 8.2%
CCC,CC,C 7.1%	CCC,CC,C 9.3%
D 0.7%	D 0.4%
Not Rated 7.2%	Not Rated 5.4%
Equities 5.1%	Equities 4.7%
Short-Term Investments and Net Other Assets 5.2%	Short-Term Investments and Net Other Assets 5.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody®'s ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of November 30, 2011	As of May 31, 2011
Interfund Loans 1.3%	Interfund Loans 0.0%
CMOs and Other Mortgage Related Securities 71.2%	CMOs and Other Mortgage Related Securities 72.3%
Asset-Backed Securities 9.5%	Asset-Backed Securities 10.2%
Nonconvertible Bonds 5.0%	Nonconvertible Bonds 4.9%
Convertible Bonds, Preferred Stocks 6.0%	Convertible Bonds, Preferred Stocks 5.7%
Floating Rate Loans 1.7%	Floating Rate Loans 1.7%
Other Investments 0.1%	Other Investments 0.2%
Short-Term Investments and Net Other Assets 5.2%	Short-Term Investments and Net Other Assets 5.0%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Corporate Bonds - 5.9%
		Principal Amount (c)	Value
Convertible Bonds - 0.9%
Homebuilders/Real Estate - 0.9%
Developers Diversified Realty Corp. 3% 3/15/12		$ 1,960,000	$ 1,947,750
Inland Real Estate Corp. 4.625% 11/15/26		1,693,000	1,695,116
Lexington Master Ltd. Partnership 5.45% 1/15/27 (e)		500,000	500,000
ProLogis LP 1.875% 11/15/37		1,000,000	978,750
SL Green Realty Corp. 3% 3/30/27 (e)		1,500,000	1,485,000
			6,606,616
Nonconvertible Bonds - 5.0%
Healthcare - 1.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.75% 2/15/19		1,725,000	1,630,125
Omega Healthcare Investors, Inc. 6.75% 10/15/22		1,230,000	1,202,325
Senior Housing Properties Trust 6.75% 4/15/20		3,000,000	3,190,521
Skilled Healthcare Group, Inc. 11% 1/15/14		2,040,000	1,917,600
			7,940,571
Homebuilders/Real Estate - 2.2%
Developers Diversified Realty Corp.:
7.5% 4/1/17		214,000	232,303
7.875% 9/1/20		2,437,000	2,635,435
Forest City Enterprises, Inc.:
6.5% 2/1/17		3,040,000	2,842,400
7.625% 6/1/15		605,000	595,925
HCP, Inc. 3.75% 2/1/16		1,000,000	1,001,261
Highwoods/Forsyth LP 5.85% 3/15/17		1,000,000	1,049,975
HMB Capital Trust V 3.9471% 12/15/36 (b)(e)(f)		1,000,000	0
Nationwide Health Properties, Inc. 6% 5/20/15		1,000,000	1,074,388
Reckson Operating Partnership LP/SL Green Realty Corp./SL Green Operating Partnership LP 7.75% 3/15/20		925,000	1,006,585
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18		1,425,000	1,392,938
Standard Pacific Corp. 8.375% 5/15/18		1,000,000	930,000
Ventas Realty LP 6.75% 4/1/17		2,080,000	2,160,677
Wrightwood Capital LLC 1.9% 4/20/20		1,087,392	374,063
			15,295,950
Hotels - 1.7%
FelCor Lodging LP 6.75% 6/1/19		1,000,000	930,000
Host Hotels & Resorts LP:
5.875% 6/15/19 (e)		450,000	453,375
6% 11/1/20		805,000	811,038
Corporate Bonds - continued
		Principal Amount (c)	Value
Nonconvertible Bonds - continued
Hotels - continued
Host Marriott LP 6.375% 3/15/15		$ 2,000,000	$ 2,035,000
Times Square Hotel Trust 8.528% 8/1/26 (e)		7,623,531	8,068,339
			12,297,752
TOTAL NONCONVERTIBLE BONDS			35,534,273
TOTAL CORPORATE BONDS (Cost $42,749,332)			42,140,889
Asset-Backed Securities - 9.5%

Anthracite CDO I Ltd. Series 2002-CIBA:
Class B, 6.633% 5/24/37 (e)		1,026,000	1,005,480
Class E, 9.314% 5/24/37 (e)		1,570,000	1,431,369
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6167% 3/23/19 (e)(f)		1,532,899	1,256,977
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 4.4572% 6/26/34 (e)(f)		254,146	18,633
Atherton Franchise Loan Funding LLP:
Series 1998-A Class E, 8.25% 5/15/20 (b)(e)		1,500,000	372,450
Series 1998-A Class F, 7.44% 5/15/20 (b)(e)		545,711	68,159
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1.7548% 3/20/50 (e)(f)		750,000	0
Class E, 2.3548% 3/20/50 (e)(f)		3,000,000	30,000
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A:
Class A2, 5.16% 6/25/35 (e)		5,280,443	5,235,559
Class B, 5.267% 6/25/35 (e)		2,203,500	2,071,290
CBRE Realty Finance CDO 2007-1/LLC 0.6336% 4/7/52 (e)(f)		8,643,385	5,283,269
Countrywide Home Loan Trust Series 2006-BC2 Class N, 6.5% 2/25/47 (e)		344,423	0
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (e)		1,595,000	1,323,850
Class B2, 1.7128% 12/28/35 (e)(f)		1,665,000	1,165,500
Class D, 9% 12/28/35 (e)		5,181,400	1,139,908
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A:
Class B1, 1.8628% 6/28/38 (e)(f)		460,000	391,000
Class D, 9% 6/28/38 (e)		4,400,000	3,080,000
Asset-Backed Securities - continued
		Principal Amount (c)	Value
Crest G-Star Ltd. Series 2001-2A Class C, 10% 2/25/32 (e)		$ 1,432,265	$ 429,679
Crest Ltd.:
Series 2000-1A Class D, 10% 8/31/36 (e)		2,200,000	1,980,000
Series 2002-IGA:
Class A, 0.8747% 7/28/17 (e)(f)		31,080	30,726
Class B, 1.7747% 7/28/35 (e)(f)		921,000	884,160
Series 2004-1A Class H1, 4.1147% 1/28/40 (e)(f)		2,284,681	0
Fairfield Street Solar Corp. Series 2004-1A:
Class E1, 3.8767% 11/28/39 (e)(f)		1,009,312	30,279
Class F, 5.3767% 11/28/39 (e)(f)		1,063,759	26,594
G-Star Ltd. Series 2002-1A Class C, 8% 4/25/37 (e)		3,382,313	1,663,692
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7572% 6/25/35 (f)(h)		1,070,000	52,528
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class E, 1.9072% 9/25/46 (e)(f)		1,580,000	29,423
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.8072% 8/26/30 (e)(f)		569,710	79,759
Class E, 2.2572% 8/26/30 (e)(f)		1,114,895	33,447
Home Equity Asset Trust Series 2006-3N Class B, 6.5% 8/27/36 (e)		990,000	0
Long Beach Asset Holdings Corp. Series 2006-4 Class N1, 5.877% 6/25/46 (e)		906,885	0
Merit Securities Corp. Series 13 Class M1, 7.9132% 12/28/33 (f)		1,665,000	1,513,976
N-Star Real Estate CDO Ltd. Series 1A:
Class B1, 2.1867% 8/28/38 (e)(f)		3,810,000	3,276,600
Class C1B, 7.696% 8/28/38 (e)		910,181	692,648
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A:
Class A2, 4.646% 7/24/39 (e)		56,698	56,630
Class C, 5.08% 7/24/39 (e)		1,225,000	1,163,750
Class D, 5.194% 7/24/39 (e)		2,160,000	1,998,000
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		412,282	111,741
Resource Real Estate Funding CDO Series 2007-1A Class J, 3.2072% 9/25/46 (e)(f)		1,190,000	178,500
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 3.085% 2/5/36 (e)(f)		2,286,377	229
Class E, 4.935% 2/5/36 (e)(f)		645,158	65
Asset-Backed Securities - continued
		Principal Amount (c)	Value
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp.:
Series 2002-1A:
Class IIFX, 6.77% 5/22/37 (e)		$ 2,579,425	$ 2,572,977
Class IV, 6.84% 5/22/37 (e)		2,787,000	2,466,495
Series 2003-1A Class B2, 5.4802% 12/28/38 (e)		778,000	614,620
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 0% 9/25/26 (e)(f)		4,815,000	1,926,000
Series 2006-1A:
Class A1A, 0.6181% 9/25/26 (e)(f)		8,545,805	6,751,186
Class A1B, 0.6881% 9/25/26 (e)(f)		7,893,000	5,761,890
Class A2A, 0.5781% 9/25/26 (e)(f)		8,758,023	7,356,739
Class A2B, 0.6681% 9/25/26 (e)(f)		630,000	478,800
Class B, 0.7181% 9/25/26 (e)(f)		360,000	266,400
Class G, 1.7081% 9/25/26 (e)(f)		458,000	286,250
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class A1, 0.7994% 11/21/40 (e)(f)		1,700,000	1,309,000
TOTAL ASSET-BACKED SECURITIES (Cost $90,739,009)			67,896,227
Collateralized Mortgage Obligations - 3.6%

Private Sponsor - 3.5%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.459% 3/15/22 (e)(f)		270,330	269,972
Countrywide Home Loans, Inc. Series 2005-R3 Class B3, 5.5% 9/25/35 (e)(f)		32,820	898
Countrywide Home Loans, Inc.:
Series 2002-R1:
Class B3, 6.61% 7/25/32 (e)(f)		634,195	206,285
Class B4, 6.61% 7/25/32 (e)(f)		645,677	72,390
Series 2002-R2 Class 2B4, 4.0787% 7/25/33 (e)(f)		112,037	26,817
Series 2002-R3:
Class B3, 5.75% 8/25/43 (e)		590,838	155,042
Class B4, 5.75% 8/25/43 (e)		230,059	19,389
Series 2003-40:
Class B3, 4.5% 10/25/18 (e)		101,279	55,021
Class B4, 4.5% 10/25/18 (e)		40,512	12,390
Class B5, 4.5% 10/25/18 (e)		118,287	16,699
Series 2003-50:
Class B4, 5% 11/25/18 (e)		124,172	34,104
Class B5, 5% 11/25/18 (e)		122,681	8,376
Collateralized Mortgage Obligations - continued
		Principal Amount (c)	Value
Private Sponsor - continued
Countrywide Home Loans, Inc.: - continued
Series 2003-R1:
Class 2B4, 3.701% 2/25/43 (e)(f)		$ 86,815	$ 21,726
Class 2B5, 3.701% 2/25/43 (e)(f)		247,951	23,745
Series 2003-R2 Class B3, 5.5% 5/25/43 (e)		85,331	27
Series 2003-R3 Class B3, 5.5% 11/25/33		278,993	19,901
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (e)(f)		279,664	12,474
Credit Suisse First Boston Mortgage Acceptance Corp. Series 2004-6 Class B4, 4.7545% 9/25/19 (e)(f)		96,966	40,726
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-26:
Class 4B3, 7% 10/25/17		190,486	47,621
Class 4B4, 7% 10/25/17		347	0
Series 2005-2 Class CB4, 5.2294% 3/25/35 (e)(f)		30,389	38
FREMF Mortgage Trust:
Series 2010 K7 Class B, 5.4349% 4/25/20 (e)(f)		5,000,000	4,621,200
Series 2010-K6 Class B, 5.3578% 12/25/46 (e)(f)		6,045,000	5,785,404
GMAC Commercial Mortgage Securities, Inc. Series 1993-C3 Class L, 6.974% 8/15/36		1,116,946	369
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class F, 6% 10/15/35 (e)		85,920	85,956
LB-UBS Commercial Mortgage Trust sequential payer Series 2006-C6 Class A4, 5.372% 9/15/39		3,000,000	3,296,202
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (e)		7,500,000	7,646,250
Nomura Asset Acceptance Corp. Series 2001-R1A:
Class B1, 7% 2/19/30 (e)		383,148	103,765
Class B2, 7% 2/19/30 (e)		86,488	13,562
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.1978% 7/10/35 (e)(f)		706,166	442,837
Series 2005-A Class B6, 2.2478% 3/10/37 (e)(f)		623,246	74,790
RESIX Finance Ltd. floater:
Series 2003-D Class B9, 11.7478% 12/10/35 (e)(f)		254,228	111,860
Series 2004-A:
Class B7, 4.4978% 2/10/36 (e)(f)		291,442	144,177
Class B9, 9.2478% 2/10/36 (e)(f)		474,468	200,415
Series 2004-B:
Class B8, 4.9978% 2/10/36 (e)(f)		242,849	95,804
Class B9, 8.4978% 2/10/36 (e)(f)		412,142	166,423
Series 2004-C:
Class B7, 3.7478% 9/10/36 (e)(f)		1,387,230	588,463
Class B8, 4.4978% 9/10/36 (e)(f)		1,235,296	388,871
Collateralized Mortgage Obligations - continued
		Principal Amount (c)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2004-C:
Class B9, 7.2478% 9/10/36 (e)(f)		$ 462,410	$ 121,984
Series 2005-A:
Class B10, 8.7478% 3/10/37 (e)(f)		154,395	1,158
Class B7, 3.2478% 3/10/37 (e)(f)		1,168,586	99,680
Class B9, 5.9978% 3/10/37 (e)(f)		1,357,118	40,714
Series 2005-B:
Class B7, 3.3478% 6/10/37 (e)(f)		1,567,074	68,795
Class B8, 4.1478% 6/10/37 (e)(f)		474,306	3,225
Series 2005-C Class B7, 3.3478% 9/10/37 (e)(f)		1,344,841	5,379
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 4.935% 12/5/36 (e)(f)		3,864,653	386
TOTAL PRIVATE SPONSOR			25,151,310
U.S. Government Agency - 0.1%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates:
Class B3, 7% 9/25/41 (h)		499,127	120,581
Class B4, 7% 9/25/41 (h)		273,344	50,605
Class B5, 7% 9/25/41 (h)		142,974	23,380
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 3.5968% 2/25/42 (e)(f)		109,185	50,262
Class 3B5, 3.5968% 2/25/42 (e)(f)		83,112	6,114
Class B4, 6% 2/25/42 (e)		53,180	311
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.6298% 1/25/42 (e)(f)		95,737	27,898
Series 2003-W1 subordinate REMIC pass thru certificates:
Class B3, 5.75% 12/25/42 (h)		1,825,006	503,534
Class B4, 5.75% 12/25/42 (h)		628,283	25,545
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.5977% 6/25/43 (f)(h)		318,393	95,658
Class 2B5, 3.5977% 6/25/43 (f)(h)		259,800	33,556
TOTAL U.S. GOVERNMENT AGENCY			937,444
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $42,906,433)			26,088,754
Commercial Mortgage Securities - 67.6%
		Principal Amount (c)	Value
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (e)		$ 1,230,000	$ 1,264,979
Asset Securitization Corp.:
Series 1996-D2 Class B1A, 8.7597% 2/14/29 (e)(f)		2,225,000	2,225,000
Series 1997-D4:
Class B1, 7.525% 4/14/29		1,355,000	1,365,793
Class B2, 7.525% 4/14/29		26,000	26,349
Class B5, 7.525% 4/14/29		4,476,925	3,663,253
Series 1997-D5:
Class A3, 6.8796% 2/14/43 (f)		1,007,000	1,034,672
Class A5, 6.9496% 2/14/43 (f)		1,679,000	1,726,067
Class A6, 7.45% 2/14/43 (f)		1,675,000	1,716,156
Class A7, 7.69% 2/14/43 (f)		2,865,000	2,892,424
Banc of America Commercial Mortgage Trust Series 2008-1 Class D, 6.2484% 2/10/51 (e)(f)		1,970,000	1,142,856
Banc of America Commercial Mortgage, Inc.:
sequential payer:
Series 2002-2 Class F, 5.487% 7/11/43		2,848,575	2,869,694
Series 2005-1 Class A3, 4.877% 11/10/42		789,896	789,614
Series 2003-1 Class G, 5.608% 9/11/36 (e)		2,210,000	2,235,068
Series 2004-4:
Class K, 4.637% 7/10/42 (e)(f)		1,650,000	5,170
Class L, 4.637% 7/10/42 (e)(f)		1,690,000	3,380
Series 2005-1 Class CJ, 5.1861% 11/10/42 (f)		4,020,000	3,943,652
Series 2005-4 Class H, 5.1979% 7/10/45 (e)(f)		525,000	68,250
Series 2005-6 Class AJ, 5.1939% 9/10/47 (f)		2,000,000	1,858,736
Banc of America Large Loan Trust floater Series 2010-HLTN Class HLTN, 1.999% 11/15/15 (e)(f)		3,072,076	2,810,950
Banc of America Large Loan, Inc. floater Series 2005-MIB1:
Class B, 0.509% 3/15/22 (e)(f)		1,215,000	1,172,475
Class C, 0.559% 3/15/22 (e)(f)		3,580,000	3,454,700
Class J, 1.299% 3/15/22 (e)(f)		3,095,000	2,630,750
Class K, 2.249% 3/15/22 (e)(f)		4,742,501	3,699,151
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.4522% 3/11/39 (f)		3,175,000	2,746,292
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer Series 2006-T22 Class AJ, 5.5329% 4/12/38 (f)		2,007,000	1,885,438
Series 1998-C1 Class F, 6% 6/16/30 (e)		675,000	688,919
Series 1999-C1:
Class G, 5.64% 2/14/31 (e)		1,005,000	1,019,689
Class H, 5.64% 2/14/31 (e)		1,625,030	1,610,538
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Bear Stearns Commercial Mortgage Securities Trust: - continued
Series 1999-C1:
Class I, 5.64% 2/14/31 (e)		$ 3,350,161	$ 2,264,950
Series 2003-T10 Class B, 4.84% 3/13/40		2,000,000	2,033,478
Series 2006-T22 Class B, 5.5329% 4/12/38 (e)(f)		1,370,000	1,118,539
Series 2007-BBA8:
Class K, 1.449% 3/15/22 (e)(f)		1,720,000	938,709
Class L, 2.149% 3/15/22 (e)(f)		3,980,125	1,310,249
Beckman Coulter, Inc. sequential payer Series 2000-A Class A, 7.4975% 12/15/18 (e)		4,175,321	4,154,444
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 0% 8/1/24 (e)(f)		115,379	50,605
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class H, 0.4845% 10/25/22 (e)(f)		58,675	30,559
Chase Commercial Mortgage Securities Corp.:
Series 1998-1:
Class F, 6.56% 5/18/30 (e)		2,127,124	2,220,683
Class H, 6.34% 5/18/30 (e)		3,300,000	2,709,043
Series 1998-2 Class J, 6.39% 11/18/30 (e)		3,342,864	1,121,517
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class G, 6.4% 8/15/31 (e)		2,515,901	2,591,194
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2 Class VPM2, 5.6179% 1/15/46 (e)(f)		2,120,000	1,846,187
COMM pass-thru certificates:
sequential payer:
Series 2003-LB1A Class D, 4.278% 6/10/38		4,150,000	3,998,874
Series 2004-RS1 Class A, 5.648% 3/3/41 (e)		2,567,690	2,452,144
Series 2001-J2A Class F, 6.9937% 7/16/34 (e)(f)		1,583,000	1,618,537
Series 2005 C6 Class B, 5.2418% 6/10/44 (f)		5,875,000	4,006,891
Commercial Mortgage Acceptance Corp.:
Series 1998-C1 Class F, 6.23% 7/15/31 (e)		268,587	276,792
weighted average coupon Series 1998-C2 Class F, 5.44% 9/15/30 (e)(f)		1,086,312	1,128,732
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 1/17/32 (e)		5,380,000	4,555,578
Series 1999-C2:
Class G, 6% 11/17/32		4,575,000	3,288,203
Class H, 6% 11/17/32		2,945,714	1,567,804
Communication Mortgage Trust Series 2011-THL:
Class E, 5.949% 6/9/28 (e)		2,850,000	2,828,437
Class F, 4.867% 6/9/28 (e)		4,170,000	3,410,985
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Credit Suisse First Boston Mortgage Securities Corp.:
floater Series 1997-C2 Class H, 7.46% 1/17/35 (e)(f)		$ 3,190,000	$ 2,414,144
Series 1997-C2 Class F, 7.46% 1/17/35 (f)		2,876,000	3,030,234
Series 1998-C1:
Class F, 6% 5/17/40 (e)		12,000,000	12,288,586
Class H, 6% 5/17/40 (e)		2,501,123	212,676
Series 1998-C2:
Class F, 6.75% 11/15/30 (e)		7,574,000	7,872,340
Class G, 6.75% 11/15/30 (e)		1,065,000	1,072,753
Series 2001-CK6 Class NW, 6.08% 8/15/36 (h)		208,902	152,479
Series 2002-CKP1 Class KZ, 0% 12/15/35 (e)(f)		6,026,000	1,963,572
Series 2003-C3 Class J, 4.231% 5/15/38 (e)		2,400,000	1,312,080
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1 Class L, 2.149% 2/15/22 (e)(f)		2,385,000	977,850
CRESI Finance Ltd. Partnership floater Series 2006-A Class E, 1.9072% 3/25/17 (e)(f)		1,220,000	860,100
CRESIX Finance Ltd. Series 2006-AA:
Class F, 4.4572% 3/25/17 (e)(f)		1,890,000	1,237,950
Class G, 7.2572% 3/25/17 (e)(f)		1,600,000	968,000
DBUBS Mortgage Trust Series 2011-LC1A:
Class D, 5.557% 11/10/46 (e)(f)		1,000,000	823,668
Class E, 5.557% 11/10/46 (e)(f)		1,340,000	1,085,632
Class F, 5.557% 11/10/46 (e)(f)		4,710,000	2,952,153
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1:
Class F, 7.5% 6/15/31		204,681	204,517
Class J, 6.22% 6/15/31		7,160,000	5,795,275
DLJ Commercial Mortgage Corp.:
Series 1998-CF2 Class B3, 6.04% 11/12/31 (e)		4,281,061	4,346,338
Series 1998-CG1 Class B4, 7.2193% 6/10/31 (e)(f)		5,777,000	6,060,980
Series 2000-CKP1 Class B3, 7.9041% 11/10/33 (f)		1,620,000	1,604,992
DLJ Mortgage Acceptance Corp. Series 1996-CF1 Class B4, 8.1145% 3/13/28 (f)		907,016	902,676
Extended Stay America Trust:
Series 2010-ESHA Class D, 5.4983% 11/5/27 (e)		6,000,000	5,943,247
Series 2010-ESHA, Class C4, 4.8603% 11/5/27 (e)		2,050,000	2,058,884
FHMLC Multi-class participation certificates guaranteed:
Series K013 Class X3, 2.7897% 1/25/43 (f)(g)		5,370,000	927,685
Series KAIV Class X2, 3.6146% 6/25/46 (f)(g)		2,780,000	583,821
First Union National Bank Commercial Mortgage Trust:
sequential pay Series 1999-C4 Class G, 6.5% 12/15/31 (e)		419,581	419,391
Series 2001-C4 Class K, 6% 12/12/33 (e)		3,700,000	3,680,453
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class G, 6.936% 3/15/33 (e)		$ 3,330,000	$ 3,321,425
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust sequential payer Series 1998-C2 Class G, 7% 11/18/35 (e)(f)		3,007,000	3,143,897
Four Times Square Trust sequential payer Series 2006-4TS Class A, 5.401% 12/13/28 (e)		1,600,000	1,792,272
FREMF Mortgage Trust:
Series 2010-K9 Class B, 5.1636% 9/25/45 (e)(f)		2,300,000	2,156,736
Series 2011-K10 Class B, 4.5977% 11/25/49 (e)(f)		1,650,000	1,478,200
Series 2011-K11 Class B, 4.4199% 12/25/48 (e)(f)		3,190,000	2,810,184
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (e)		6,341,002	5,833,722
GE Capital Commercial Mortgage Corp.:
Series 2002-1A Class H, 7.1095% 12/10/35 (e)(f)		1,055,000	1,050,902
Series 2005-C3 Class J, 5.1376% 7/10/45 (e)(f)		2,277,000	784,925
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1 Class H, 6.6% 7/15/29		2,632,264	1,008,539
Series 1997-C2:
Class F, 6.75% 4/15/29 (f)		4,649,430	4,844,623
Class G, 6.75% 4/15/29 (f)		4,128,000	4,458,867
Class H, 6.75% 4/15/29 (f)		6,130,384	1,693,580
Series 1999-C1 Class F, 6.02% 5/15/33 (e)		3,229,140	3,310,146
Series 1999-C2I Class K, 6.481% 9/15/33 (h)		7,875,000	3,605,655
Series 1999-C3:
Class G, 6.974% 8/15/36 (e)		457,969	454,823
Class J, 6.974% 8/15/36		2,788,000	2,677,665
Class K, 6.974% 8/15/36		5,260,000	1,654,091
Series 2000-C1 Class K, 7% 3/15/33		2,473,000	1,682,276
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (e)		3,380,000	3,434,932
Series 2003-C2 Class J, 5.234% 1/5/36 (e)(f)		3,210,000	2,737,423
Series 2005-GG3:
Class J, 4.685% 8/10/42 (e)(f)		900,000	136,766
Class K, 4.685% 8/10/42 (e)(f)		1,700,000	130,868
GS Mortgage Securities Corp. II:
Series 1997-GL Class H, 7.7995% 7/13/30 (e)(f)		3,736,000	3,978,840
Series 2004-GG2:
Class J, 5.067% 8/10/38 (e)(f)		420,000	62,089
Class K, 5.067% 8/10/38 (e)(f)		720,000	68,400
Series 2006-RR2:
Class M, 5.6187% 6/23/46 (e)(f)		727,000	0
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
GS Mortgage Securities Corp. II: - continued
Series 2006-RR2:
Class N, 5.6187% 6/23/46 (e)(f)		$ 160,000	$ 0
Series 2010-C1:
Class D, 6.0005% 8/10/43 (e)(f)		3,750,000	3,057,499
Class E, 4% 8/10/43 (e)		5,701,000	3,315,132
GS Mortgage Securities Corp. Trust Series 2011-ALF Class E, 4.953% 2/10/21 (e)		1,000,000	939,400
GS Mortgage Securities Trust Series 2011-GC5 Class C, 5.475% 8/10/44 (e)(f)		7,010,000	5,697,927
JP Morgan Chase Commercial Mortgage Sec. Corp. Series 2011-C4 Class E, 5.3889% 7/15/46 (e)(f)		2,440,000	1,782,171
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2009-IWST Class D, 7.4453% 12/5/27 (e)(f)		6,000,000	5,914,398
Series 2010-CNTR Class D, 6.1838% 8/5/32 (e)(f)		4,170,000	3,739,577
JP Morgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FL1A Class E, 0.619% 2/15/20 (e)(f)		577,132	534,306
sequential payer Series 2005-LDP2 Class A4, 4.738% 7/15/42		2,000,000	2,152,664
Series 2004-CBX Class D, 5.097% 1/12/37 (f)		1,215,000	929,475
Series 2005-LDP5 Class AJ, 5.3264% 12/15/44 (f)		2,020,000	1,848,448
Series 2005-PRKS Class A, 9.7496% 1/15/15 (e)(f)		2,393,641	1,907,253
Series 2010-C2:
Class D, 5.5308% 11/15/43 (e)(f)		3,120,000	2,701,308
Class XB, 0.7537% 11/15/43 (e)(f)(g)		26,860,000	1,011,266
JP Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		3,337,647	3,408,562
Series 1999-C7:
Class H, 6% 10/15/35 (e)		1,344,414	1,346,143
Class NR, 6% 10/15/35 (e)		1,972,034	970,495
Series 1999-C8:
Class G, 6% 7/15/31 (e)		1,174,338	1,195,840
Class H, 6% 7/15/31 (e)		1,027,650	320,277
JPMorgan Chase Commercial Mortgage Securities Corp.:
floater Series 2011-CCHP Class E, 5.15% 7/15/28 (e)(f)		2,000,000	1,941,306
Series 2001-A:
Class G, 6% 10/15/32 (e)(f)		1,410,246	2,115
Class X, 0.9168% 10/15/32 (e)(f)(g)		6,446,488	3,326
Series 2002-C1:
Class C, 5.613% 7/12/37		705,000	708,333
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
JPMorgan Chase Commercial Mortgage Securities Corp.: - continued
Series 2002-C2:
Class E, 6.135% 7/12/37 (e)		$ 1,686,000	$ 1,676,717
Series 2003-C1 Class D, 5.192% 1/12/37		1,780,000	1,731,020
JPMorgan Chase Commercial Mortgage Security Trust Series 2011-C5 Class B. 5.3139% 8/15/46 (e)(f)		6,670,000	6,305,831
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class K, 6.3% 2/18/30 (e)		2,483,000	490,740
Series 1998-C4 Class G, 5.6% 10/15/35 (e)		4,037,000	4,170,980
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.1075% 4/25/21 (f)		74,135	51,850
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		1,170,000	1,112,497
Series 2005-C3 Class AJ, 4.843% 7/15/40		5,870,000	5,453,312
Series 2005-C7:
Class AJ, 5.323% 11/15/40		7,780,000	7,178,030
Class AM, 5.263% 11/15/40 (f)		518,000	547,103
Series 2006-C7 Class AM, 5.378% 11/15/38		1,160,000	1,042,069
Series 2001-C7:
Class M, 5.868% 11/15/33		4,957,000	4,877,133
Class P, 5.868% 11/15/33		1,320,000	726,874
Series 2002-C1:
Class J, 6.95% 3/15/34 (e)(f)		1,319,000	1,321,974
Class K, 6.428% 3/15/34 (e)		4,024,000	4,024,398
Series 2002-C2 Class M, 5.683% 7/15/35 (e)		950,000	852,474
Series 2005-C2 Class AJ, 5.205% 4/15/30 (f)		5,260,000	5,123,813
Series 2005-C7 Class C, 5.35% 11/15/40 (f)		1,140,000	831,093
Series 2006-C4:
Class AJ, 6.0868% 6/15/38 (f)		3,315,000	2,643,454
Class AM, 6.0868% 6/15/38 (f)		3,840,000	3,870,359
Lstar Commercial Mortgage Trust:
Series 2011-1 Class D, 5.728% 6/25/43 (e)(f)		2,059,000	1,503,291
Series 2011-1 Class B, 5.728% 6/25/43 (e)(f)		1,774,000	1,689,365
Mach One Trust LLC Series 2004-1A:
Class L, 5.45% 5/28/40 (e)(f)		1,393,000	6,965
Class M, 5.45% 5/28/40 (e)(f)		1,533,000	3,833
Merrill Lynch Financial Asset, Inc.:
Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	551,000	378,883
Class G, 4.384% 7/12/37	CAD	275,000	183,454
Class H, 4.384% 7/12/37	CAD	184,000	119,108
Class J, 4.384% 7/12/37	CAD	275,000	172,770
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Merrill Lynch Financial Asset, Inc.: - continued
Series 2005-CA16:
Class K, 4.384% 7/12/37	CAD	$ 275,000	$ 167,713
Class L, 4.384% 7/12/37	CAD	184,000	108,953
Class M, 4.384% 7/12/37	CAD	772,000	353,910
Series 2005-CA17:
Class F, 4.525% 11/12/37 (f)	CAD	812,000	516,579
Class G, 4.525% 11/12/37 (f)	CAD	846,000	519,170
Class H, 4.525% 11/12/37 (f)	CAD	235,000	135,598
Class J, 4.525% 11/12/37 (f)	CAD	248,000	133,520
Class K, 4.525% 11/12/37 (f)	CAD	261,000	135,174
Class L, 4.525% 11/12/37 (f)	CAD	248,000	123,599
Class M, 4.525% 11/12/37 (f)	CAD	2,006,355	729,396
Merrill Lynch Mortgage Investors Trust:
Series 1997-C2 Class F, 6.25% 12/10/29 (f)		5,984,580	6,200,504
Series 1998-C3 Class E, 6.8299% 12/15/30 (f)		1,462,000	1,524,894
Series 1999-C1 Class G, 6.71% 11/15/31 (e)		1,673,573	979,040
Merrill Lynch Mortgage Trust:
Series 05-LC1 Class AJ, 5.3256% 1/12/44 (f)		1,440,000	1,321,917
Series 2002-MW1:
Class H, 5.695% 7/12/34 (e)		1,975,000	1,717,000
Class J, 5.695% 7/12/34 (e)		700,000	519,190
Series 2004-MKB1 Class F, 5.6507% 2/12/42 (e)(f)		1,380,000	1,297,678
Series 2006-C1:
Class AJ, 5.6656% 5/12/39 (f)		1,240,000	1,018,985
Class AM, 5.6656% 5/12/39 (f)		700,000	715,462
Mezz Capital Commercial Mortgage Trust:
Series 2004-C1:
Class F, 9.422% 1/15/37 (e)		645,000	65
Class G, 12.349% 1/15/37 (e)		465,000	47
Class IO, 8.1994% 1/15/37 (f)(g)		689,887	41,393
Series 2004-C2:
Class D, 7.347% 10/15/40 (e)		1,074,000	107
Class E, 8.309% 10/15/40 (e)		441,000	44
Class F, 10.223% 10/15/40 (e)		772,000	77
Class G, 12.5178% 10/15/40 (e)(f)		497,000	50
Series 2005-C3:
Class D, 7.7% 5/15/44 (e)		1,039,000	104
Class E, 8.757% 5/15/44 (e)		738,000	74
Class F, 10.813% 5/15/44 (e)		479,000	48
Class G, 10% 5/15/44 (e)		673,000	67
Morgan Stanley Capital I Trust:
floater Series 2006-XLF Class J, 0.679% 7/15/19 (e)(f)		2,750,000	2,440,944
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Morgan Stanley Capital I Trust: - continued
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (e)		$ 2,234,389	$ 2,234,389
Series 2006-HQ10 Class AM, 5.36% 11/12/41		4,640,000	4,516,641
Series 2006-HQ9 Class AM, 5.773% 7/12/44		1,098,000	1,133,062
Series 2007-IQ16 Class A3, 5.852% 12/12/49		2,305,000	2,458,573
Series 1997-RR:
Class F, 7.4009% 4/30/39 (e)(f)		1,116,466	1,038,313
Class G1, 7.4009% 4/30/39 (e)(f)		1,369,690	41,091
Series 1998-CF1:
Class F, 7.35% 7/15/32 (e)		2,170,000	2,224,250
Class G, 7.35% 7/15/32 (e)		1,467,052	674,844
Series 1998-HF2 Class G, 6.01% 11/15/30 (e)		3,187,860	3,186,180
Series 1999-CAM1:
Class M, 6.54% 3/15/32 (e)		2,262,373	570,064
Class N, 6.54% 3/15/32 (e)		305,233	6,729
Series 1999-WF1:
Class L, 5.91% 11/15/31 (e)		1,071,000	1,069,434
Class N, 5.91% 11/15/31 (e)		1,600,000	1,320,462
Class O, 5.91% 11/15/31 (e)		1,478,486	397,191
Series 2003-IQ5 Class C, 5.3286% 4/15/38 (f)		1,200,000	1,207,307
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		5,000,000	4,629,500
Series 2011-C1:
Class D, 5.2557% 9/15/47 (e)(f)		3,770,000	3,069,364
Class E, 5.2557% 9/15/47 (e)(f)		1,500,000	1,156,743
Series 2011-C2:
Class D, 5.3189% 6/15/44 (e)(f)		3,830,000	3,126,008
Class E, 5.3189% 6/15/44 (e)(f)		4,900,000	3,759,672
Class F, 5.3189% 6/15/44 (e)(f)		3,620,000	2,446,143
Series 2011-C3:
Class D, 5.357% 7/15/49 (e)		7,530,000	5,922,074
Class E, 5.357% 7/15/49 (e)(f)		2,630,000	1,800,006
Morgan Stanley Dean Witter Capital I Trust:
Series 2000-LIFE Class H, 6.5% 11/15/36 (e)		1,237,000	1,214,770
Series 2000-PRIN Class C, 7.9023% 2/23/34 (f)		2,519,000	2,813,499
Series 2001-TOP3 Class E, 7.3283% 7/15/33 (e)(f)		1,130,000	958,730
Series 2003-TOP9 Class E, 5.7302% 11/13/36 (e)(f)		630,000	613,410
NationsLink Funding Corp.:
Series 1998-2:
Class F, 7.105% 8/20/30 (e)		3,711,144	3,859,850
Class G, 5% 8/20/30 (e)		2,427,000	2,456,122
Class J, 5% 8/20/30 (e)		2,240,000	2,120,830
Series 1999-SL Class X, 76.44% 11/10/30 (f)(g)		917,141	800,205
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (e)		$ 7,453,000	$ 7,648,835
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)		2,025,143	2,074,556
Prudential Securities Secured Financing Corp. Series 1998-C1 Class F, 6.889% 2/15/13 (e)(f)		3,177,905	3,174,539
RBSCF Trust Series 2010-MB1 Class D, 4.6717% 4/15/24 (e)(f)		3,230,000	2,965,039
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class F, 4.456% 9/12/38 (e)	CAD	1,170,000	936,356
Class G, 4.456% 9/12/38 (e)	CAD	585,000	447,667
Class H, 4.456% 9/12/38 (e)	CAD	390,000	279,254
Class J, 4.456% 9/12/38 (e)	CAD	390,000	260,640
Class K, 4.456% 9/12/38 (e)	CAD	195,000	114,679
Class L, 4.456% 9/12/38 (e)	CAD	281,000	153,472
Class M, 4.456% 9/12/38 (e)	CAD	1,400,602	384,498
Series 2007-1:
Class F, 4.57% 4/12/23	CAD	1,515,000	1,091,552
Class G, 4.57% 4/12/23	CAD	505,000	348,294
Class H, 4.57% 4/12/23	CAD	505,000	333,539
Class J, 4.57% 4/12/23	CAD	505,000	319,537
Class K, 4.57% 4/12/23	CAD	253,000	153,425
Class L, 4.57% 4/12/23	CAD	757,000	440,135
Class M, 4.57% 4/12/23	CAD	2,222,418	580,777
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 9.35% 1/15/19 (b)(e)(f)		384,889	269,422
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 1999-C1 Class H, 7% 5/18/32 (e)(f)		2,500,000	2,606,820
Series 2001-MMA:
Class E3, 6.5% 2/18/34 (e)(f)		1,360,000	1,421,290
Class E5, 6.5% 2/18/34 (e)(f)		2,160,000	2,178,351
Structured Asset Securities Corp. Series 1997-LLI Class F, 7.3% 10/12/34 (e)		3,185,000	3,186,554
TIAA Seasoned Commercial Mortgage Trust:
sequential payer Series 2007-C4 Class AJ, 5.9076% 8/15/39 (f)		1,150,000	1,084,044
Series 2007-C4 Class F, 5.9076% 8/15/39 (f)		5,345,000	3,613,968
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (e)		1,530,000	1,404,554
UBS Commercial Mortgage Trust Series 2007-FL1 Class G, 0.824% 7/15/24 (e)(f)		2,500,000	1,533,793
Vornado DP LLC Series 2010-VNO Class D, 6.3555% 9/13/28 (e)		1,330,000	1,255,743
Commercial Mortgage Securities - continued
		Principal Amount (c)	Value
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C10 Class E, 4.931% 2/15/41		$ 2,430,000	$ 2,378,171
Series 2004-C11:
Class D, 5.3661% 1/15/41 (f)		2,720,000	2,497,879
Class E, 5.4161% 1/15/41 (f)		2,465,000	2,113,333
Series 2004-C12 Class D, 5.3163% 7/15/41 (f)		2,030,000	1,901,883
Series 2004-C14:
Class B, 5.17% 8/15/41		1,920,000	1,845,412
Class C, 5.21% 8/15/41		1,260,000	1,183,022
Series 2004-C15 Class 175C, 5.8479% 10/15/41 (e)(f)		2,300,000	2,234,319
WF-RBS Commercial Mortgage Trust:
Series 2011-C4 Class E, 5.4179% 6/15/44 (e)		2,050,000	1,570,690
Series 2011-C5:
Class C, 5.6369% 11/15/44 (e)(f)		1,670,000	1,488,605
Class D, 5.6369% 11/15/44 (e)(f)		1,295,000	1,034,822
WFDB Commercial Mortgage Trust Series 2011-BXR Class D, 5.914% 7/5/24 (e)		7,000,000	7,004,256
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $515,956,387)			484,694,565
Preferred Stocks - 5.1%
	Shares
Convertible Preferred Stocks - 0.2%
Homebuilders/Real Estate - 0.2%
Alexandria Real Estate Equities, Inc. Series D 7.00%	64,000	1,468,000
Nonconvertible Preferred Stocks - 4.9%
Homebuilders/Real Estate - 4.9%
Annaly Capital Management, Inc. Series A, 7.875%	108,781	2,864,204
Apartment Investment & Management Co.:
Series T, 8.00%	103,000	2,612,080
Series U, 7.75%	36,000	905,040
CBL & Associates Properties, Inc. 7.375%	129,000	3,048,270
Cedar Shopping Centers, Inc. 8.875%	56,272	1,306,073
CenterPoint Properties Trust Series D, 5.377%	1,934	1,073,370
Corporate Office Properties Trust Series H, 7.50%	5,000	124,900
Digital Realty Trust, Inc. Series E, 7.00%	60,000	1,521,600
Equity Lifestyle Properties, Inc. 8.034%	137,670	3,509,208
Essex Property Trust, Inc. Series H, 7.125%	61,727	1,561,693
First Potomac Realty Trust 7.75%	70,000	1,767,500
Hersha Hospitality Trust Series B, 8.00%	58,500	1,345,500
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
Homebuilders/Real Estate - continued
LaSalle Hotel Properties Series G, 7.25%	51,925	$ 1,260,739
Lexington Realty Trust 7.55%	20,000	467,000
MFA Financial, Inc. Series A, 8.50%	12,100	304,557
Prologis, Inc. Series R, 6.75%	68,000	1,666,000
PS Business Parks, Inc.:
6.875%	34,911	905,940
7.20%	19,500	490,620
7.375%	37,300	941,825
Public Storage:
Series M, 6.625%	112,791	2,866,019
Series P, 6.50%	72,680	1,950,731
Series R, 6.35%	47,500	1,256,375
Stag Industrial, Inc. Series A, 9.00% (a)	60,000	1,530,000
		35,279,244
TOTAL PREFERRED STOCKS (Cost $36,343,874)		36,747,244
Floating Rate Loans - 1.7%
	Principal Amount (c)
Healthcare - 0.4%
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (f)	$ 3,575,823	3,039,450
Homebuilders/Real Estate - 1.1%
Capital Automotive LP term loan 5% 3/11/17 (f)	3,693,319	3,591,753
CityCenter term loan 8.75% 7/1/13 (f)	1,000,000	970,000
Equity Inns Reality LLC Tranche A, term loan 9% 11/2/12 (f)	4,000,000	3,340,000
		7,901,753
Hotels - 0.2%
Extended Stay America, Inc. term loan 9.75% 11/1/15	1,500,000	1,473,750
TOTAL FLOATING RATE LOANS (Cost $13,374,044)		12,414,953
Interfund Loans - 1.3%

With Fidelity Pacific Basin Fund at 0.33% due 12/1/11(d) (Cost $8,993,000)	8,993,000	8,993,000
Preferred Securities - 0.1%
	Principal Amount (c)	Value
Diversified Financial Services - 0.0%
Ipswich Street CDO Series 2006-1, 6/27/46 (b)(e)	2,515,000	$ 0
Lenox Ltd. Series 2007-1 0% 3/4/45 (e)	1,865,000	0
		0
Homebuilders/Real Estate - 0.1%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)	3,000,000	90,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)	3,100,000	775,000
Crest G-Star Ltd. Series 2001-2A Class PS, 2/25/32 (e)	1,100,000	33,000
TOTAL PREFERRED SECURITIES (Cost $11,195,497)		898,000
TOTAL INVESTMENT PORTFOLIO - 94.8% (Cost $762,257,576)		679,873,632
NET OTHER ASSETS (LIABILITIES) - 5.2%		37,654,584
NET ASSETS - 100%		$ 717,528,216
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing
(b) Non-income producing - Security is in default.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Loan is with an affiliated fund.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $411,667,869 or 57.4% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,663,521 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class NW, 6.08% 8/15/36	7/1/02	$ 106,801
Fannie Mae REMIC Trust Series 2001-W3 subordinate REMIC pass thru certificates: Class B3, 7% 9/25/41	5/21/03	$ 432,525
Class B4, 7% 9/25/41	11/2/01	$ 127,105
Class B5, 7% 9/25/41	11/2/01	$ 30,739
Fannie Mae REMIC Trust Series 2003-W1 subordinate REMIC pass thru certificates: Class B3, 5.75% 12/25/42	3/25/03	$ 1,375,313
Class B4, 5.75% 12/25/42	3/25/03	$ 334,561
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates: Class 2B4, 3.5977% 6/25/43	9/29/03	$ 129,297
Class 2B5, 3.5977% 6/25/43	9/29/03	$ 35,461
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2I Class K, 6.481% 9/15/33	3/23/07	$ 4,528,125
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.7572% 6/25/35	6/3/05	$ 943,960
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$ 36,747,244	$ 34,205,874	$ 1,468,000	$ 1,073,370
Corporate Bonds	42,140,889	-	41,766,826	374,063
Asset-Backed Securities	67,896,227	-	22,777,477	45,118,750
Collateralized Mortgage Obligations	26,088,754	-	24,259,559	1,829,195
Commercial Mortgage Securities	484,694,565	-	415,504,849	69,189,716
Floating Rate Loans	12,414,953	-	9,971,203	2,443,750
Interfund Loans	8,993,000	-	8,993,000	-
Preferred Securities	898,000	-	-	898,000
Total Investments in Securities:	$ 679,873,632	$ 34,205,874	$ 524,740,914	$ 120,926,844
Percentage of Market Value:	100%	5.0%	77.2%	17.8%
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Financials
Beginning Balance	$ 1,290,527
Total Realized Gain (Loss)	(97,429)
Total Unrealized Gain (Loss)	430,065
Cost of Purchases	-
Proceeds of Sales	(549,793)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,073,370
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ 430,065
Investments in Securities:
Corporate Bonds
Beginning Balance	$ 300,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(13,329)
Cost of Purchases	1,087,392
Proceeds of Sales	(1,000,000)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 374,063
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ (713,329)
Asset-Backed Securities
Beginning Balance	$ 22,265,849
Total Realized Gain (Loss)	574,137
Total Unrealized Gain (Loss)	10,228,794
Cost of Purchases	12,391,162
Proceeds of Sales	(10,744,362)
Amortization/Accretion	(1,507,308)
Transfers in to Level 3	12,739,378
Transfers out of Level 3	(828,900)
Ending Balance	$ 45,118,750
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ 6,305,404
Collateralized Mortgage Obligations
Beginning Balance	$ 2,507,416
Total Realized Gain (Loss)	28,352
Total Unrealized Gain (Loss)	590,561
Cost of Purchases	182,864
Proceeds of Sales	(920,626)
Amortization/Accretion	(599,835)
Transfers in to Level 3	40,463
Transfers out of Level 3	-
Ending Balance	$ 1,829,195
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ 457,953
Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$ 25,460,698
Total Realized Gain (Loss)	(7,705,255)
Total Unrealized Gain (Loss)	16,117,059
Cost of Purchases	5,023,074
Proceeds of Sales	(7,009,863)
Amortization/Accretion	(179,257)
Transfers in to Level 3	37,483,260
Transfers out of Level 3	-
Ending Balance	$ 69,189,716
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ 7,127,478
Floating Rate Loans
Beginning Balance	$ 1,496,250
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(52,221)
Cost of Purchases	997,761
Proceeds of Sales	-
Amortization/Accretion	1,960
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,443,750
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ (52,221)
Preferred Securities
Beginning Balance	$ 1,157,021
Total Realized Gain (Loss)	(2,075,800)
Total Unrealized Gain (Loss)	2,824,144
Cost of Purchases	-
Proceeds of Sales	(998,548)
Amortization/Accretion	(8,817)
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 898,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ (252,582)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Significant transfers from Level 2 to Level 3 were attributable to the lack of observable market data for these securities. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $32,997,578 of which $5,138,254, $12,497,160 and $15,362,164 will expire in fiscal 2016, 2017 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $753,264,576)	$ 670,880,632
Other affiliated issuers (cost $8,993,000)	8,993,000
Total Investments (cost $762,257,576)		$ 679,873,632
Cash		37,974,217
Receivable for investments sold		223,852
Dividends receivable		59,969
Interest receivable		4,113,465
Prepaid expenses		2,103
Other affiliated receivables		84
Total assets		722,247,322

Liabilities
Payable for investments purchased	$ 3,921,835
Distributions payable	202,979
Accrued management fee	420,441
Other affiliated payables	35,307
Other payables and accrued expenses	138,544
Total liabilities		4,719,106

Net Assets		$ 717,528,216
Net Assets consist of:
Paid in capital		$ 827,472,468
Undistributed net investment income		6,610,315
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,180,460)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(82,374,107)
Net Assets, for 91,174,419 shares outstanding		$ 717,528,216
Net Asset Value, offering price and redemption price per share ($717,528,216 ÷ 91,174,419 shares)		$ 7.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2011

Investment Income
Dividends		$ 2,053,387
Interest (including $27,215 from affiliated interfund lending)		48,160,903
Total income		50,214,290

Expenses
Management fee	$ 4,678,662
Transfer agent fees	98,853
Accounting fees and expenses	300,339
Custodian fees and expenses	14,839
Independent trustees' compensation	3,644
Audit	228,381
Legal	2,070
Miscellaneous	6,524
Total expenses before reductions	5,333,312
Expense reductions	(958)	5,332,354
Net investment income (loss)		44,881,936
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,503,157)
Foreign currency transactions	(6,703)
Total net realized gain (loss)		(14,509,860)
Change in net unrealized appreciation (depreciation) on: Investment securities	24,886,899
Assets and liabilities in foreign currencies	1,229
Total change in net unrealized appreciation (depreciation)		24,888,128
Net gain (loss)		10,378,268
Net increase (decrease) in net assets resulting from operations		$ 55,260,204

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,881,936	$ 38,532,185
Net realized gain (loss)	(14,509,860)	(3,601,561)
Change in net unrealized appreciation (depreciation)	24,888,128	75,618,627
Net increase (decrease) in net assets resulting from operations	55,260,204	110,549,251
Distributions to shareholders from net investment income	(53,990,899)	(43,928,303)
Share transactions Proceeds from sales of shares	122,011,000	230,443,645
Reinvestment of distributions	49,766,466	40,409,396
Cost of shares redeemed	(40,788,912)	(131,387,177)
Net increase (decrease) in net assets resulting from share transactions	130,988,554	139,465,864
Total increase (decrease) in net assets	132,257,859	206,086,812

Net Assets
Beginning of period	585,270,357	379,183,545
End of period (including undistributed net investment income of $6,610,315 and undistributed net investment income of $15,814,844, respectively)	$ 717,528,216	$ 585,270,357
Other Information Shares
Sold	15,362,938	31,944,922
Issued in reinvestment of distributions	6,256,650	5,623,956
Redeemed	(5,157,934)	(18,224,415)
Net increase (decrease)	16,461,654	19,344,463

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Cash Flows

Year ended November 30, 2011

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ 55,260,204
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Change in receivable for investments sold	(152,624)
Change in dividend receivable	53,500
Change in interest receivable	(555,674)
Change in prepaid expenses	(9)
Change in other assets	(7)
Change in payable for investments purchased	3,339,499
Change in other payables and accrued expenses	81,614
Purchases of long-term investments	(213,146,913)
Proceeds from sales of long-term investments	122,633,106
Purchases of and proceeds from maturities/sales of short-term investments - net	6,852,418
Net cash from return of capital distributions	351,488
Net amortization/accretion of premium/discount	(3,600,503)
Net realized loss on investment securities and foreign currency transactions	14,509,860
Change in net unrealized appreciation (depreciation) on investment securities and assets and liabilities in foreign currencies	(24,888,128)
Net cash provided by operating activities	(39,262,169)
Cash flows from financing activities:
Cash Distributions Paid	(4,239,570)
Proceeds from sales of shares	122,011,000
Cost of shares redeemed	(40,788,912)
Net cash used in financing activities	76,982,518
Net increase in cash	37,720,349
Cash, beginning of year	253,868
Cash, end of year	$ 37,974,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.83	$ 6.85	$ 5.76	$ 10.11	$ 11.37
Income from Investment Operations
Net investment income (loss)B	.546	.567	.598	.804	.871
Net realized and unrealized gain (loss)	.167	1.096	.844	(4.294)	(1.177)
Total from investment operations	.713	1.663	1.442	(3.490)	(.306)
Distributions from net investment income	(.673)	(.683)	(.352)	(.835)	(.924)
Distributions from net realized gain	-	-	-	(.025)	(.030)
Total distributions	(.673)	(.683)	(.352)	(.860)	(.954)
Net asset value, end of period	$ 7.87	$ 7.83	$ 6.85	$ 5.76	$ 10.11
Total ReturnA	9.34%	25.65%	26.28%	(37.01)%	(2.96)%
Ratios to Average Net AssetsC
Expenses before reductions	.82%	.83%	.90%	.85%	.82%
Expenses net of fee waivers, if any	.82%	.83%	.90%	.84%	.82%
Expenses net of all reductions	.82%	.83%	.90%	.83%	.82%
Net investment income (loss)	6.86%	7.67%	10.11%	9.33%	8.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 717,528	$ 585,270	$ 379,184	$ 312,363	$ 520,417
Portfolio turnover rate	20%	17%	18%	20%	17%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The Fund attempts to obtain prices from more than one independent pricing service or dealer. For certain securities, independent prices may be unavailable, unreliable or limited to a single source or dealer. As of November 30, 2011, 41% of the securities held by the Fund were either valued based on a price provided by a single source or dealer or were fair valued. Actual prices may differ from the values that would be realized if the securities were sold, and the differences could be material.

Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 29,155,721
Gross unrealized depreciation	(109,954,196)
Net unrealized appreciation (depreciation) on securities and other investments	$ (80,798,475)

Tax Cost	$ 760,672,107

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,503,961
Capital loss carryforward	$ (32,997,578)
Net unrealized appreciation (depreciation)	$ (80,788,638)

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 53,990,899	$ 43,928,303

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $211,550,564 and $122,206,173, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 10,521,429.38%

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,937 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $958.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 27% of the total outstanding shares of the fund.

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgaged backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 30, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity (collect) at 1-401-292-6402.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on December 30, 2011, to shareholders of record at the opening of business on December 29, 2011, a distribution of $0.011 per share derived from capital gains realized from sales of portfolio securities.

The fund designates $36,532,901 of distributions paid during the period January 1, 2011 to November 30, 2011 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Real Estate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund compared favorably to its benchmark for three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 71% means that 29% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2010. The Board considered that the fund is a unique investment product for large institutional clients that, unlike typical high income funds, focuses on lower quality commercial mortgage-backed securities and other real estate related investments that result in higher research costs and, as such, competitive rankings are less meaningful. FMR is not aware of any other mutual funds with a similar investment strategy, nor does Lipper have an investment objective category that matches the fund's investment policies.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

REHI-UANN-0112
1.786712.108

Item 2. Code of Ethics

As of the end of the period, November 30, 2011, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Real Estate High Income Fund (the "Fund"):

Services Billed by PwC

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$220,000	$-	$5,500	$1,900

November 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$216,000	$-	$5,300	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	November 30, 2011A	November 30, 2010A
Audit-Related Fees	$3,505,000	$2,605,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2011 A	November 30, 2010 A
PwC	$5,250,000	$4,710,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

I

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 31, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 31, 2012